UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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NURX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NURX PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 18, 2009

Notice is hereby given that the Annual Meeting of Stockholders of NuRx Pharmaceuticals, Inc., a Nevada corporation (the “Company”), will be held at the Bel-Air Bay Club, 16801 Pacific Coast Hwy, Pacific Palisades, CA 90272, on Wednesday, February 18, 2009 at 10:00 a.m. local time for the following purposes, as set forth in the attached Proxy Statement:

1.	To elect the following eight (8) individuals as directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and have qualified:

Kurt Brendlinger	Dr. Harin Padma-Nathan	Dr. Parkash Gill	Dr. Sharyar Baradaran

Matt Borenzweig	Dr. Marvin Rosenthale	Dr. Carl LeBel	Dr. Rosh Chandraratna

2.	To ratify the appointment of Gumbiner Savett, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the meeting is the close of business on January 15, 2009 and only the holders of voting securities of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

Stockholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

Kurt Brendlinger
Chairman of the Board

January 20, 2009
Irvine, California

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.  You do not need to add postage if mailed in the United States.  Voting instructions are included with your proxy card.

TABLE OF CONTENTS

Proxy Statement	1

Proposal One: Election of Directors	2

Corporate Governance	5

Board of Directors Structure and Committees	5

Certain Relationships and Related Transactions and Director Independence	7

Security Ownership of Certain Beneficial Owners, Directors, and Management	8

Section 16(a) Beneficial Ownership Reporting Compliance	10

Equity Compensation Plan Information	10

Executive Compensation	11

Proposal Two: Ratification of Independent Public Accountants	16

Additional Meeting Information	18

Other Matters	18

PROXY STATEMENT

NURX PHARMACEUTICALS, INC.
18 Technology, Suite 130
Irvine, California 92618

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 18, 2009

INTRODUCTION

This Proxy Statement is being furnished to holders of NuRx Pharmaceuticals, Inc. (the “Company”) common stock, par value $0.001 per share (the “Common Stock” or the “Shares”), in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Bel-Air Bay Club, 16801 Pacific Coast Hwy, Pacific Palisades, CA 90272, on Wednesday, February 18, 2009 at 10:00 a.m. local time on February 18, 2009, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about January 20, 2009.

VOTING AT THE ANNUAL MEETING

The Board of Directors of the Company (the “Board”) has fixed the close of business on January 15, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 28,444,232 shares of Common Stock held by approximately 198 holders of record. On the Record Date there were no Shares of the Company’s stock held as treasury stock by the Company and there were no outstanding shares of preferred stock. Holders of record of the Company’s Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Annual Meeting.

The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to NuRx Pharmaceuticals, Inc., 18 Technology, Suite 130, Irvine, California 92618, Attention: Corporate Secretary.

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors by the holders of Common Stock and the ratification of the appointment of Gumbiner Savett, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009. The affirmative vote of a plurality of the votes cast at the meeting by the holders of the Common Stock is required to elect each director and the affirmative vote of a majority of the holders of Common Stock attending the meeting in person or by proxy is required to ratify the appointment of the independent registered public accounting firm. The Board recommends that holders of the Shares vote FOR the approval of election of all eight director nominees and FOR the ratification of the appointment of Gumbiner Savett, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009.

PROPOSAL ONE
ELECTION OF DIRECTORS

The directors of the Company are elected annually at each annual meeting of stockholders.  The size of the Board of Directors is currently set at eight.  Our Nominating Committee has recommended the individuals listed below for election as directors, each to serve until the next annual meeting of stockholders and until his successor is elected and has qualified.  All of the nominees are currently directors of the Company.

Unless otherwise specified, proxy votes will be cast for each of the nominees named below, unless authority is withheld.  If any such person should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominee(s).  Stockholder nominations of persons for election as a director are subject to the notice requirements described under the caption “Other Matters” appearing later in this proxy statement.  The affirmative vote of a plurality of the votes cast at the meeting by the holders of the Shares is required to elect a director.  The following pages set forth the names of each of the eight nominees for election as a director, his age, his position with the Company, and additional biographical information.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE DIRECTORS NOMINATED HEREIN.

Information With Respect to Each Director, Nominee and Executive Officers

The following table sets forth the name, age and position held by each of our executive officers and directors. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders.

Name	Age	Position
Kurt Brendlinger	47	Director, Chairman of the Board
Dr. Harin Padma-Nathan	52	Director, President and Chief Executive Officer
Dr. Parkash Gill	58	Director, Chief Medical Officer
Dr. Sharyar Baradaran	40	Director and Secretary
Matt Borenzweig	49	Director
Dr. Marvin Rosenthale	75	Director
Dr. Carl LeBel	50	Director
Dr. Rosh Chandraratna	60	Director, Chief Scientific Officer
Steven Gershick	53	Chief Financial Officer

Business Experience and Directorships

The following summarizes the backgrounds of our current executive officers and director nominees.

Kurt Brendlinger has been a director and the Chairman of the Board of the Company since April 2007. He also has been a partner of Santa Monica Capital Partners, LLC, a consulting firm where he is responsible for corporate and business development and strategy, capital raising, and seeking investment opportunities since June 2005. Mr. Brendlinger is also a Managing Director of Aaron Fleck & Associates, LLC, a registered investment advisor where he is responsible for deal sourcing, capital raising, venture capital and private equity investments and asset management, since July 2004. From January 2002 to June 2004, Mr. Brendlinger was Chief Executive Officer and President of Rainmakers, Inc., an internet marketing services company for the entertainment industry and currently serves as its Chief Executive Officer. Since June 2005, Mr. Brendlinger has been the Chief Financial Officer and a director of Santa Monica Media Corporation (AMEX.MEJ), a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition or other similar business combination with an operating business in the communications, media, gaming and/or entertainment industries. Since October 2006, Mr. Brendlinger has been the Secretary and a director of ProElite, Inc. (PETE.PK), a company that conducts a mixed martial arts business both live and on line.

Harin Padma-Nathan, MD has been the president and Chief Executive Officer of the Company since May 2007 and has served as a director since June 2007. He also has been Chief Scientific Officer at Insyght Interactive, a medical communications company, since 2004. Dr. Padma-Nathan has been a Clinical Professor of Urology at the Keck School of Medicine of the University of Southern California since 1995, and has also been involved in numerous clinical research studies from 1994 to 2006, including erectile dysfunction (Principal Investigator for Viagra as well as other compounds listed in CV), Hypertension, BPH, Incontinence, Coronary Artery Disease, Female Sexual Dysfunction, and Prostate Cancer. His publications include two in the New England Journal of Medicine.

 Parkash Gill, MD, PhD has been a director since June 2007. He also has been a Professor of Medicine (Hematology, Oncology and Pathology) at the University of Southern California Keck School of Medicine since July 1999, where he holds an endowed chair in Cancer Therapeutics since July 2005.  He has been scientific advisor to Vasgene since 2002, and chairman of the scientific advisory board of Mesothelioma Research Foundation since its inception in 2001. He is an author of nearly 200 research publications in oncology. Dr. Gill has also demonstrated entrepreneurial translation of his research into viable companies, most recently Vasgene Therapeutics.

Sharyar Baradaran, DDS has been a director since June 2007. He also has served as Chief Executive Officer and chairman of BaradaranVentures, a privately held investment fund located in Los Angeles, California since January 2001. Since November 2003, Dr. Baradaran has served on the board of directors of InnerWorkings Inc., (NASDAQ - INWK), a leading provider of print and related procurement services to corporate clients utilizing a propriety technology and database creating a competitive bid process to procure, purchase and deliver printed products as part of a comprehensive outsourced enterprise solution and in individual transactions. Dr. Baradaran has served on the board of directors of Rainmakers, Inc., an Internet marketing services company for the entertainment industry from November 2002 until the present, on the board of directors of MOTA Inc., an Internet-based, used-vehicle remarketing solution to transact pre-owned cars on line from September 2005 until the present. From June 2002 until December 2004, and subsequently from August, 2006 to the present, Dr. Baradaran served on the advisory board of ISENSIX Inc., a propriety wireless and web-based system providing safety/quality management solutions for vital systems in hospital, blood bank, and clinical laboratories. Dr. Baradaran has been engaged as a consultant and on the advisory board of Echo Global Logistics Inc., a transportation management firm providing superior cost savings technology and services for companies ranging from small enterprises to the Fortune 100, from August 2005 until the present. Since April 2006, Dr. Baradaran has been a director of Santa Monica Media Corporation (AMEX.MEJ), a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition or other similar business combination with an operating business in the communications, media, gaming and/or entertainment industries. Dr. Baradaran also served on the advisory board of KIYON Inc., a provider of autonomic mesh networking products, technology and services for wireless and wired markets, from December 2003 until September 2005.

Matt Borenzweig has served as a director since November 2007. Mr. Borenzweig is the Vice President U.S. sales for Edwards Life Sciences since December 2008.  Prior to that position he served as senior vice president of sales and marketing at Cardiomems, Inc. since 2006,  and Vice President U.S. Sales, Endovascular at Medtronic Vascular, a position he held since 2000.

Marvin Rosenthale, PhD has served as a director since September 2008. Dr. Rosenthale has served as President and CEO of Allergan Ligand Retinoid Therapetics, Inc., having joined as Vice President in 1993. Previously, over a period of 16 years, Dr. Rosenthale served in a variety of executive positions at Johnson & Johnson, including Vice President, Drug Discovery Worldwide, at R.W. Johnson Pharmaceutical Research Institute, and director of the divisions of pharmacology and biological research and executive director of drug discovery research at Ortho Pharmaceutical. From 1960 to 1977, Dr. Rosenthale served in various positions with Wyeth Laboratories. Dr. Rosenthale currently serves on the boards of directors of several public and privately-held companies, and is a consultant to the pharmaceutical industry. Dr. Rosenthale received a Ph.D. in pharmacology from Hahnemann Medical College, a M.Sc. in pharmacology from Philadelphia College of Pharmacy & Science and a B.Sc. in pharmacy from the Philadelphia College of Pharmacy & Science.

Carl LeBel, PhD has served as a director since September 2008. Dr. LeBel is currently President and Chief Operating Officer at Akesis Pharmaceuticals Inc., an emerging virtual metabolic disease company. He has more than 18 years of experience as a biopharmaceutical industry executive, 14 of which were with Amgen Inc. His most recent responsibilities at Amgen included overseeing global cross-functional program activities for a late-stage development candidate in osteoporosis. He has an extensive background in the area of metabolic diseases, including direct experience in the conduct of clinical trials in diabetes, obesity and osteoporosis. Prior to joining Amgen, Dr. LeBel held preclinical development positions at Arthur D. Little Inc. and Alkermes Inc. from 1990 to 1993. Dr. LeBel holds a B.S. in Chemistry from the University of Detroit, a Ph.D. in Biomedical Sciences/Toxicology from Northeastern University, and was a National Institute of Environmental Health Sciences postdoctoral fellow in Community and Environmental Medicine at the University of California, Irvine. He holds director appointments at Ash Stevens Inc., a privately held pharmaceutical contract manufacturer, and at Akesis Pharmaceuticals Inc.

Rosh Chandraratna, Phd has served as a director since October 2008, and our Chief Scientific Officer since May 2007.  Dr. Chandraratna is a world-renowned authority in retinoid/rexinoid research and development. He has served in various R&D positions at Allergan, Inc., from 1984 to May 2004 including Vice President, Retinoid Research, where he directed a multidisciplinary group focused on drug discovery research primarily in the areas of dermatology, oncology and metabolic disease. Dr. Chandraratna is the sole inventor of tazarotene (Tazorac, Avage), and he led the Tazarotene Development Team from its inception through successful NDA and global regulatory filings. In addition to tazarotene, he is an inventor of five other drugs which are currently in human clinical trial or late preclinical development. Dr. Chandraratna was subsequently Senior Vice President, R&D, at Vitae Pharmaceuticals, Inc. from May 2004 until September 2006, where he led research and development efforts in the cancer, cancer supportive care and dermatology areas, and brought three compounds into clinical development. Prior to joining the Company, Dr. Chandraratna was Senior Vice President, R&D, at Acucela from September 2006 to May 2007, where he led all discovery research, preclinical development and clinical development activities in ophthalmology with particular emphasis on blinding retinal degenerative diseases. Dr. Chandraratna has published over 150 research articles and is an inventor on over 200 issued US Patents.

Steven Gershick, CPA was appointed as the Chief Financial Officer of the Company by the Board of Directors in September 2007. Mr. Gershick has served as a consultant to the Company since June 2007. Mr. Gershick will serve the Company on a part-time and non-exclusive basis. Mr. Gershick is also the Chief Financial Officer of Santa Monica Capital Partners and a financial and securities regulation consultant to Santa Monica Media Corporation. Prior to such positions, he served as Chief Financial Officer of PrimeGen Biotech, LLC, a stem cell research company, since 2004, and as a financial and securities regulation consultant for St. Cloud Capital Partners, LP, an SBIC providing mezzanine financing to middle market companies, since 2006. From 2002 until 2005, Mr. Gershick served as a financial and securities regulations consultant for Amazing Global Technologies, Ltd. and as Chief Financial Officer of Case Financial, Inc. Prior to such engagements, Mr. Gershick served as President and Chief Executive Officer of Spatializer Audio Laboratories, Inc. and its operating subsidiaries from 1992 to 1998. Mr. Gershick has been a certified public accountant since 1979.

Family Relationships

There are no family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.

Involvement in Certain Legal Proceedings

None of the executive officers or director nominees of the Company have been involved in any material legal proceedings which occurred within the last five years of the types required to be disclosed under Regulation S-K.

Attendance at Annual Meetings

Our policy is to encourage, but not require, members of the Board to attend annual stockholder meetings.  No Annual Meeting of Stockholders was held in 2008.

Vote Required for Election

The affirmative vote of a plurality of the votes cast at the meeting by the holders of the Common Stock is required to elect each director.  Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

CORPORATE GOVERNANCE

Code of Ethics

We have established a code of ethics and insider trading policy that applies to our directors, officers and employees. We also will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, NuRx Pharmaceuticals, Inc., 18 Technology, Suite 130, Irvine, California 92618.

Board of Directors Structure and Committees

During the fiscal year 2008, the Board consisted of between five and eight directors. The Board met four times during the fiscal year 2008.  Each director attended at least 75% of the board meetings and meetings of the committee(s) in which he served, if applicable.  The Board has the following standing committees: Nominating Committee and Compensation Committee.

Nominating Committee

The Nominating Committee recommends to the full Board of Directors the nominees for election as director of the Company.  The Nominating Committee operates under a written charter adopted by the Board in May 2008.  The written charter of the Nominating Committee is attached hereto as Appendix A.  The Nominating Committee met once in December 2008 to recommend nominees for election at the upcoming Annual Meeting.  The Nominating Committee will consider qualified director nominees recommended by stockholders for election in 2009 and beyond.  Our process for receiving and evaluating Board member nominations from our stockholders is described below under the caption “Board Nomination Process.”  This year no nominees were presented by stockholders.  Messrs. Baradaran, Borenzweig, Rosenthale and LeBel are the current members of the Nominating Committee.

Board Nomination Process

Effective May 15, 2008, the Board appointed a standing Nominating Committee, comprised solely of independent directors, to recommend nominees to the full Board of Directors for election at annual meetings.  The committee’s charter is available on our website (www.nurxpharmaceuticals.com) or by a request in writing addressed to the Corporate Secretary, NuRx Pharmaceuticals, Inc., 18 Technology, Suite 130, Irvine, California 92618.

The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered.  In general, at a minimum, a candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care.  In addition, the committee evaluates candidates based on a variety of factors, including financial literacy, knowledge of the biomedical research industry or other background relevant to the Company’s needs, whether or not a candidate would be an independent director for purposes of the rules and regulations of the Securities and Exchange Commission (“SEC”) and stock exchange on which the Company’s shares trade, and willingness, ability, and availability for service.  Candidates will be preferred who hold an established executive level position in biomedicine or the medical research business, finance, law, education, research or government.  When current Board members are considered for nomination for reelection, the Nominating Committee also takes into consideration their prior Company Board contributions, performance and meeting attendance records.

The Nominating Committee has not utilized the services of any third party search firm to assist in the identification or evaluation of Board member candidates.  However, the committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.

The Nominating Committee will consider qualified candidates for possible nomination that are submitted by our stockholders.  Stockholders who wish to make such a submission may do so by sending the following information to the Nominating Committee c/o NuRx Pharmaceuticals, Inc., Attention: Corporate Secretary: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (3) a signed statement as to the submitting stockholder’s current status as a shareholder of the Company and the number of shares currently held.

This information will be evaluated against the criteria established by the committee and the specific needs of the Company at that time.  Based upon such preliminary assessment, candidate(s) who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the committee will determine which nominee(s) to propose for election at the next annual meeting. The committee will use the same process for evaluating all nominees, regardless of the source of the nomination.

No candidates for director nominations were submitted to the committee by any stockholders in connection with the 2009 Annual Meeting.

Compensation Committee

The Compensation Committee was formed in May 15, 2008 and consists of two independent directors, Messrs. Borenzweig and Baradaran.  There were no meetings of the committee during fiscal 2008 as all compensation related matters for the year occurred prior to the committee’s formation and were reviewed and approved by action of the Board.  The Compensation Committee reviews and recommends to the Board the compensation guidelines and stock option grants for executive officers and other key employees of the Company.  The Compensation Committee operates under a written charter adopted by the Board in May 2008.  The written charter of the Compensation Committee is attached hereto as Appendix B.  The principal functions of this committee are to:

•	Discharge the Board’s responsibilities relating to determining and approving the goals, objectives and the compensation structure for the executive officers,
•	Review the performance of the executive officers, and
•	Review the Company’s management resources, succession planning and development activities.

Audit Committee

We do not presently have an audit committee.  The Board acts in that capacity and has determined that we do not currently have an audit committee financial expert serving on our Board.  Because of the relatively small size of Company and lack of substantial operations, we believe that a financial expert is unnecessary to monitor our financial operations and it is in the best interest of the Company for all the members of the Board to be involved in the duties that would be performed by an audit committee.

Scientific Advisory Board

We have established a Scientific Advisory Board to assist our management in the areas of expertise of the members of the Scientific Advisory Board.  Dr. Gill has been appointed the Chairman of the Scientific Advisory Board, and Dr. Chandraratna and certain individuals from outside the Company also serve on this board.

Security Holder Communications

Stockholders who would like to send communications to the Board may do so by submitting such communications to Board of Directors, c/o Corporate Secretary, NuRx Pharmaceuticals, Inc., 18 Technology, Irvine, California  92618.  The Board’s current policy is to disseminate communications received in this manner to all members of the Board of Directors.  The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission.

Certain Relationships and Related Transactions and Director Independence

During the fiscal year ended September 30, 2008, the Company has engaged in the following related transactions as described in Item 404 of Regulation S-K:

Kurt Brendlinger holds a one-third membership interest in Santa Monica Capital Partners, LLC, a California limited liability company, through E’s Holdings, Inc., a California corporation. Santa Monica Capital Partners was retained by us to provide consulting services relating to strategic planning, investor relations and corporate governance for a monthly fee of $30,000 for a six-month period from May 1, 2007 to October 31, 2007, for an aggregate fee of $180,000.  The consulting agreement has a provision providing for automatic extensions at the end of each 6-month term, unless either party provides 30-day written notice stating that such party does not wish to extend the consulting agreement prior to end of such term.  The agreement was extended to October 30, 2008, and was not renewed.  For the years ended September 30, 2008, the Company incurred $360,000 pursuant to this consulting agreement, $30,000 of which was payable on September 30, 2008.

On November 5, 2007, we entered into a five year consulting agreement with SOQ, Inc., a life sciences company affiliated with Dr. Gill, a member of the Company’s Board of Directors.  Under the agreement, SOQ, Inc. will furnish the services to the Company to facilitate the clinical trials of NuRx compounds. In exchange, SOQ, Inc. will receive consideration of $200,000 per year, with a minimum increase of 5% each year during the term of the agreement.  The agreement provides discretion for the Company’s Board to grant a bonus to SOQ, Inc. based upon the performance of the Company and SOQ, Inc.  The consulting agreement superseded an existing employment agreement with Dr. Gill.  For the year ended September 30, 2008, the Company incurred $21,154 in salary and $238,910 under the consulting agreement.

Director Independence

As of the date of this Annual Report, Messrs.  Baradaran, Borenzweig, Rosenthale and LeBel are considered “independent” as defined under the Nasdaq Stock Market’s listing standards.  In determining independence, the Board reviews whether directors have any material relationship with us.  The Board considers all relevant facts and circumstances. In assessing the materiality of a director’s relationship to us, the Board is guided by the standards set forth below and considers the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if applicable. An independent director must not have any material relationship with us, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with us, or any other relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A director will not be considered independent in the following circumstances:

(1) The director is, or has been in the past three years, an employee of the Company, or a family member of the director is, or has been in the past three years, an executive officer of the Company.

(2) The director has received, or has a family member who has received, compensation from us in excess of $100,000 in any 12 month period in the past three years, other than compensation for board service, compensation received by the director’s family member for service as a non-executive employee, and benefits under a tax-qualified plan or other non-discretionary compensation.

(3) The director is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor, who worked on our audit at any time during any of the past three years.

(4) The director is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer.

(5) The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of our executive officers served on the compensation committee of that other entity.

(6) The director is, or a family member is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of 5% of the recipient’s consolidated gross revenues for that year, or $200,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2008, for: (i) each person who is known by us to beneficially own more than five percent of the our common stock, (ii) each director and each nominee for election as a director, (iii) our Named Executive Officers, as defined in Regulation S-K Item 402(a), and (iv) all directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days. Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated by footnote, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.  There were 28,444,232 shares of common stock  issued and outstanding as of December 31, 2008.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Total
Dr. Harin Padma-Nathan (2) Director, CEO and President	885,550	3.0%
Kurt Brendlinger (3) Director	3,437,500	10.8%
Dr. Sharyar Baradaran (4) Director and Secretary	198,750	*
Dr. Parkash Gill (5) Director, Chief Medical Officer	6,000,000	17.4%
Matt Borenzweig (6) Director	50,000	*
Dr. Marvin Rosenthale (7) Director	50,000	*
Dr. Carl LeBel (8) Director	50,000	*
Dr. Rosh Chandraratna (9) Chief Scientific Officer	1,250,000	4.2%
Steven Gershick (10) Chief Financial Officer	37,500	*
Executive Officers and Directors as a Group (nine persons)	11,959,300	29.6%
Hunter World Markets, Inc.(11) Penthouse Suite 9300 Wilshire Boulevard Beverly Hills, California 90212	5,450,000	16.1%
Santa Monica Capital Partners II, LLC (3) 11845 W. Olympic Boulevard, # 1125W Los Angeles, CA 90064	3,437,500	10.8%

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Total
Absolute Return Europe Fund Governors Square PO Box 10630 Grand Cayman KY1-1008 Cayman Islands	4,584,063	13.9%
Absolute East West Fund c/o Hunter World Markets, Inc. Penthouse Suite 9300 Wilshire Boulevard Beverly Hills, California 90212	1,500,000	4.7%
Absolute European Catalyst Fund Governors Square PO Box 10630 Grand Cayman KY1-1008 Cayman Islands	2,873,813	9.2%
Vitae Pharmaceuticals, Inc. (12) 502 West Office Center Drive Fort Washington, PA 19034	1,769,232	5.0%

* Less than 1%.

1)            Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as our address.

(2)           These shares include 125,000 shares held in an IRA trust account and Dr. Padma-Nathan’s option to purchase 260,550 shares that vested through December 31, 2008. The vested options are part of the option to purchase 868,500 shares granted to Dr. Padma-Nathan on May 31, 2007 pursuant to his employment agreement with the Company. The options vest in installments of 43,425 shares every 90 days.

(3)           These shares are owned by Santa Monica Capital Partners II, LLC. Mr. Brendlinger owns a one-third membership interest through E’s Holdings, Inc., a California corporation. Mr. Brendlinger disclaims beneficial ownership of the shares owned by Santa Monica Capital Partners II, LLC in excess of his percentage ownership of Santa Monica Capital Partners II, LLC.

(4)           These shares include 125,000 shares that are owned by the Baradaran Revocable Trust. Dr. Baradaran is deemed to beneficially own these shares because he has investment and voting power over the shares. These shares include the 50,000 shares underlying the option granted to Dr. Baradaran on July 20, 2007. This option is 100% vested and expires five years from the date of grant. The fair value of the option award was estimated at $43,200 on the date of grant using the Black-Scholes option pricing model.

(5)           Dr. Gill directly owns 5,000,000 shares. The remaining 1,000,000 shares are held by Dr. Gill as a custodian for his two minor children. Dr. Gill may be considered the control person of the shares held by his two children.

(6)           These shares include the 50,000 shares underlying the option granted to Mr. Borenzweig on November 27, 2007. This option is 100% vested and expires five years from the date of grant.  The fair value of the option award was estimated at $41,800 on the date of the grant using the Black-Scholes option pricing model.

(7)           These shares include the 50,000 shares underlying the option granted to Mr. Rosenthale on October 28, 2008.  This option is 100% vested and expires at the later of five years from the date of grant or six months following severance if Mr. Rosenthale is still providing services to the Company at the end of five years.  The fair value of the option award was estimated at $41,000 on the date of grant using the Black-Scholes option pricing model.

(8)           These shares include the 50,000 shares underlying the option granted to Mr.LeBel on October 28, 2008.  This option is 100% vested and expires at the later of five years from the date of grant or six months following severance if Mr. LeBel is still providing services to the Company at the end of five years.  The fair value of the option award was estimated at $41,000 on the date of grant using the Black-Scholes option pricing model.

(9)           These shares are owned directly by Mr. Chandraratna.

(10)         These shares include the 37,500 shares underlying the option granted to Mr. Gershick on May 15, 2008.  This option vested 1/3 upon the date of grant with the balance vesting ratably over 36 months and expires the later of five years from the date of grant or six months following severance if Mr. Gershick is still providing services to the Company at the end of five years.  The fair value of the option award was estimated at $56,000 on the date of grant using the Black-Scholes option pricing model.

(11)         These shares include the 3,000,000 shares underlying a six-year warrant to purchase shares which were exercisable on February 18, 2008, and the 75,000 shares underlying a six-year warrant which became exercisable on  February 29, 2008.

 (12)        These shares include the 1,756,732 shares issued effective October 31, 2008 in connection with the achievement of contractual milestones under the Vitae License Agreement dated May 11, 2007 and 50,000 shares obligated to be delivered under the Amended and Restated IP Transfer and Data License Agreement with Vitae dated December 28, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the outstanding shares of our common stock (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended September 30, 2008, all Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis.  To the Company’s knowledge, there were no other late reports of any transactions by these filers.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes, as of September 30, 2008, the number of securities to be issued upon the exercise of outstanding derivative securities (options and rights); the weighted-average exercise price of the outstanding derivative securities; and the number of securities remaining available for future issuance under our equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
Equity compensation plans approved by security holders	1,306,000	$4.00	2,431,500
Equity compensation plans not approved by security holders	3,087,500	$4.01	-
Total	4,393,500	$$4.01	2,431,500

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The Compensation Committee is responsible for overseeing the administration of the Company’s executive compensation programs, establishing and interpreting the Company’s compensation policies and approving all compensation paid to executive officers, including the named executive officers listed in the Summary Compensation Table.

The following table summarizes compensation paid or, or earned by the Company’s executives receiving annual compensation in excess of $100,000 for the fiscal year ended September 30, 2008.   The listed individuals are refereed to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Harin Padma-Nathan Chief Executive Officer (2)	2008 2007	203,077 65,385	—	750,000	—	—	—	203,077 815,385
Steven Gershick Chief Financial Officer (3)	2008 2007	120,831 30,440	—	56,000	—	—	—	176,831 30,440
Dr. Parkash Gill Chief Medical Officer (4)	2008 2007	216,154 53,846	—	—	—	—	—	216,154 53,846
Dr. Rosh Chandraratna Chief Scientific Officer	2008 2007	253,751 76,923	—	—	—	—	—	253,751 76,923

(1)           This value represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted to the Named Executive Officers in fiscal year 2008, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to Note 9 of our financial statements in this Annual Report. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized from these awards by the named director.

(2)           Dr. Padma-Nathan was appointed as Chief Executive Officer on May 31, 2007. See “Information with respect to each Director, Nominee and Executive Officers”, and “Corporate Governance” of this Proxy.

(3)           This amount includes $10,594 received by Mr. Gershick for services provided as a consultant from May 2007 until July 31, 2007 when he became employed by the Company. Mr. Gershick was appointed as Chief Financial Officer on September 20, 2007. See “Information with respect to each Director, Nominee and Executive Officers”, and “Corporate Governance” of this Proxy.

 (4)           This amount includes $195,000 paid pursuant to a consulting contract entered into on November 5, 2007 with  SOQ, Inc., a corporation 100% owned by Dr. Gill.  See “Item 13. Certain Relationships, Related Transactions, and Director Independence” of this Proxy.

Perquisites and Other Benefits

Perquisites for executive officers are limited in scope and value and are generally consistent with those provided to other employees.  We maintain a health insurance plan for the benefit of all eligible employees, including our executive officers.  The Company pays for spouse or family coverage for executives.  These benefits are offered on the same basis to all employees.  We also maintain a qualified 401(k) retirement savings plan that is available to all eligible employees.  No supplementary non-qualified plan is available to executives.  The above benefits are available to our executive officers on the same basis as all other eligible employees.

Employment Agreements, Severance Agreements and Change of Control Arrangements

The Company has entered into employment agreements with its executive officers and key employees.

Dr. Harin Padma-Nathan has served as our Chief Executive Officer and President since May 31, 2007. We entered a five-year employment agreement with Dr. Padma-Nathan pursuant to which we agreed to pay Dr. Padma-Nathan an annual salary of $200,000. Thereafter, the salary will increase by a minimum of 5% on May 31 of each year during the term of his employment. Dr. Padma-Nathan’s agreement also provides him an option to purchase up to 3,474,000 shares of our common stock at an exercise price of $1.00 on the terms and conditions of our 2007 Plan. The agreement provides discretion for our Board to grant a bonus to Dr. Padma-Nathan based upon our and Dr. Padma-Nathan’s performance. This agreement can be terminated by either of us for cause or by Dr. Padma-Nathan for good reason, as such terms are defined in the agreement.

            Dr. Rosh Chandraratna serves as our Chief Scientific Officer. We entered into a five-year employment agreement with Dr. Chandraratna on May 25, 2007, which presently expires on June 4, 2012, pursuant to which he receives $250,000 per year, subject to annual minimum increases of 5%. The agreement provides discretion for our Board to grant a bonus to Dr. Chandraratna based upon our and his performance. This agreement can be terminated by either of us for cause or by Dr. Chandraratna for good reason, as such terms are defined in the agreement.

Dr. Parkash Gill serves as our Chief Medical Officer and Chairman of our Scientific Advisory Board. We entered into a five-year consulting agreement with SOQ, Inc. (a corporation 100% owned by Dr. Gill) to provide the services of Dr. Gill to the Company  effective May 31, 2007, which presently expires on May 31, 2012, pursuant to which he receives $200,000 per year, subject to annual minimum increases of 5%. The agreement provides discretion for our Board to grant a bonus to SOQ, Inc. based upon our and Dr. Gill’s  performance. This agreement can be terminated by either of us for cause or by Dr. Gill for good reason, as such terms are defined in the agreement.

Steven Gershick has served as our Chief Financial Officer since September 20, 2007. We entered into a five-year employment agreement with Mr. Gershick pursuant to which the Company agreed to pay Mr. Gershick an annual salary of $120,000. Thereafter, the salary will increase by a minimum of 5% each year during the term of his employment. The agreement provides discretion for the Company’s Board to grant a bonus to Mr. Gershick based upon the performance of the Company and Mr. Gershick. This agreement can be terminated by either the Company for cause or by Mr. Gershick for good reason, as such terms are defined in the agreement.

Change of Control Arrangements

We are not aware of any arrangements that may, at a subsequent date, result in a change in control of the Company.

Stock Option Grants

The following table sets forth information as of September 30, 2008 concerning unexercised options, unvested stock and equity incentive plan awards for the Named Executive Officers in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT YEAR ENDED SEPTEMBER 30, 2008

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Harin Padma-Nathan, Chief Executive Officer (1)	217,125	651,375	—	4.00	5/31/2012
Steven Gershick, Chief Financial Officer (2)	30,556	44,444	—	4.00	5/15/2013

 (1)           On May 31, 2007, in connection with the employment agreement as Chief Executive Officer, Dr. Padma-Nathan was issued options to purchase 3,474,000 shares of common stock of the Company for an exercise price of $1.00 per share. The option shares vest in equal installments every 90 days from the date of the agreement over the course of his 5 year employment agreement. Dr. Padma-Nathan’s options are to be treated for tax purposes as incentive stock option’s to the extent they meet such criteria.

(2)           On May 15, 2008, in connection with the employment agreement as Chief Financial Officer, Mr. Gershick was issued options to purchase 75,000 shares of common stock of the Company for an exercise price of $4.00 per share. The option shares vested 1/3 upon grant, with the balance to vest ratably over 36 months. Mr. Gershick’s options are to be treated for tax purposes as incentive stock option’s to the extent they meet such criteria.

Stock Option Plan

In September 2007, we adopted the 2007 Plan, pursuant to which we are authorized to grant awards of up to 3,750,000 shares of common stock to our employees, officers, directors, consultants and advisors, subject to adjustment provisions of the 2007 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, security issuance or similar transaction.

The 2007 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may also delegate nondiscretionary administrative duties to such employees of the Company as it deems appropriate and proper.

The Compensation Committee recommends to the Board names of the persons to whom awards shall be made, the number of shares to be covered by each award, and the terms thereof.  In doing so, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the committee shall deem relevant in connection with accomplishing the purposes of the 2007 Plan. Under the 2007 Plan, the Board can make awards of options, stock appreciation rights (“SARs”), performance shares, and restricted stock. Each type of award may be made alone, in addition to, or in relation to any other type of award. Unless otherwise determined by our Board, awards granted under the 2007 Plan are not transferable other than by will or by the laws of descent and distribution.  No award shall have a term exceeding ten years, measured from the date of the grant.

In the event that the Company or the division, subsidiary or other affiliated entity for which a 2007 Plan participant performs services is sold, merged, consolidated, reorganized or liquidated, all unvested options immediately vest. Furthermore, the Board may take any one or more of the following actions as to outstanding awards: (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to 2007 Plan participants, provide that all unexercised options or SARs shall terminate immediately prior to the consummation of such transaction unless exercised by the 2007 Plan participant within a specified period following the date of such notice, (iii) in the event of a sale or similar transaction under the terms of which holders of the common stock of the Company receive a payment for each share surrendered in the transaction, make or provide for a payment to each option and/or SAR holder equal to the amount such holder would receive if they had exercised the option or SAR immediately prior to such sale, or (iv) make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each 2007 Plan participant with a benefit substantially similar to that to which the 2007 Plan participant would have been entitled had such event not occurred.

The Board may amend, suspend or terminate the 2007 Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award of the same or a different type, and changing the date of exercise or realization, provided that the 2007 Plan participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the 2007 Plan participant.

As of September 30, 2008, there were outstanding options under the 2007 Plan to purchase approximately 1,306,000 shares of our common stock at a weighted- average exercise price of approximately $4.00 per share, and 12,500 shares of restricted stock.

Compensation of Directors

During the fiscal year ended September 30, 2008, the Board of Directors adopted a plan to compensate independent directors $20,000 annually, and $10,000 annually for participation on each of the Compensation and Nominating Committees.

In addition, on November 27, 2007 we issued options to purchase 50,000 shares of common stock at an exercise price of $4.00 per share to each of Mr. Borenzweig as compensation for services as a non-employee director. The option was fully vested at the time of grant. The fair value of the option award was estimated at $41,800 on the date of grant using the Black-Scholes option pricing model.   The options expire five years from the date of grant.  We made similar grants to Messrs. Rosenthale and LeBel on October 28, 2007 after the end of our fiscal year ending September 30, 2008.  The fair value of each option award to Messrs. Rosenthale and LeBel was estimated at $41,000 on the date of grant using the Black-Scholes option pricing model

The following table sets forth information concerning the compensation paid to each of our directors during 2008 for their services rendered as directors.

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED SEPTEMBER 30, 2008

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Dr. Harin Padma-Nathan (2)
Kurt Brendlinger									(3)
Dr. Parkash Gill (2)									(4)
Dr. Sharyar Baradaran	17,000
Matt Borenzweig	17,000			41,800						41,800
Dr. Marvin Rosenthale		(5)< ;/f ont>			(6)< ;/f ont>
Dr. Carl LeBel		(5)< ;/f ont>			(6)< ;/f ont>
Dr. Rosh Chandraratna (2)

(1)           This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted to the named director in fiscal year 2008, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to Note 9 and Note 10 of our financial statements in our Annual Report. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized from these awards by the named director.

(2)           The compensation received from the Company was disclosed in full under the Summary Compensation Table. He receives no additional compensation for his services as a director.

(3)           Mr. Brendlinger is an affiliate of Santa Monica Capital Partners, LLC. Santa Monica Capital Partners II provides consulting services to the Company. This agreement contemplates Mr. Brendlinger’s service as director. See “ Certain Relationships, Related Transactions, and Director Independence” of this Proxy.

(4)           Dr. Gill is an affiliate of SOQ, Inc. SOQ, Inc. provides consulting services to the Company. This agreement contemplates Mr. Brendlinger’s service as director. See “Certain Relationships, Related Transactions, and Director Independence” of this Proxy.

(5)           Messrs. Rosenthale and LeBel were appointed to the Board on September 17, 2008.  No Board compensation was paid or payable for the period from appointment through the end of the fiscal year on September 30, 2008.

(6)           Messrs. Rosenthale and LeBel options were not granted until October 28, 2008, after the end of the fiscal year ended September 30, 2008. The fair value of each option award was estimated at $41,000 on the date of grant using the Black-Scholes option pricing model.

Indemnification of Directors and Officers

Under Nevada law, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. Our articles of incorporation provide that, pursuant to Nevada law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the articles of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under law. The provision also does not affect a director’s responsibilities under any other law, the federal securities laws or state or federal environmental laws.

Our Bylaws provide for the indemnification of our directors and officers to the fullest extent permitted by Nevada law. Our Bylaws further provide that our Board has discretion to indemnify our other employees. We are also required to advance, prior to the final disposition of any proceeding, promptly on request all expenses incurred by any director or executive officer in connection with that proceeding, provided however that if so required by Nevada law, the advance of such expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of that director or executive officer to repay any advanced amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the our Bylaws or otherwise.

In the agreement that we entered into with Dr. Padma-Nathan, our President and Chief Executive Officer, we agreed to indemnify him for all claims arising out of performance of his duties, other than those arising out of his breach of the agreement or his gross negligence or willful misconduct.
On September 18, 2008, the Board adopted a form of indemnification agreement to be entered into with each of our directors and executive officers.  Such form agreement provides, among other things, that we will indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by any such person in any action or proceeding by reason of their position as a director, officer, employee, agent or fiduciary of our Company, any subsidiary of our Company or any other company or enterprise to which such executive officer or director serves at the Company’s request.  We also purchase director and officer liability insurance (“D&O insurance”) for the benefit of our directors and executive officers.  We believe that indemnification agreements and D&O insurance are necessary to attract and retain qualified persons as directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us for expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected Gumbiner Savett, Inc. as the Company’s independent public accounting firm for the fiscal year ending September 30, 2009.

Fees for Independent Registered Public Accounting Firm

Gumbiner Savett, Inc. (“Gumbiner”) served as the independent auditors of the Company for the fiscal years ended September 30, 2008 and 2007.  Representatives of Gumbiner are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

The following table sets forth the aggregate fees that we incurred for  audit and non-audit services provided by Gumbiner for the years ended September 30, 2008 and 2007. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that we incurred for professional services rendered for the audit of our financial statements for the years ended September 30, 2008 and 2007, respectively. Fees incurred from Gumbiner consisted of the following:

	2008	2007
Audit Fees	$106,710	$74,567
Audit-Related Fees	-	-
Tax Fees	$22,145	-
All Other Fees	-	-
	$128,855	$74,567

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Gumbiner in connection with statutory and regulatory filings.

Audit- Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees

All other fees would include fees for products and services other than the services reported above.

Policy on Board Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

The board of directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In recognition of this responsibility, the board of directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

In addition to retaining Gumbiner to audit our financial statements for the year ended September 30, 2008, we retained Gumbiner to provide tax preparation work to us for our 2008 fiscal year.

We understand the need for Gumbiner to maintain objectivity and independence in its audit of our financial statements.

Vote Required

Ratification of the appointment of Gumbiner as our independent registered public accounting firm for the year ending September 30, 2009 requires the affirmative “FOR” vote of a majority of the holders of Common Stock attending the meeting in person or by proxy.  Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Gumbiner Savett, Inc.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL TWO.

ADDITIONAL MEETING INFORMATION

Stockholder Proposals

Stockholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended September 30, 2009 should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.  Proposals must be received no later than September 21, 2009 for inclusion in next year’s Proxy Statement and Proxy Card.  If a stockholder intends to present a proposal at the 2010 Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by December 5, 2009.

Proxy Solicitation

The expenses of soliciting proxies will be paid by the Company.  In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company’s Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.

Annual Report

The Company’s Annual Report to Stockholders for the year ended September 30, 2008 is being mailed with this proxy statement to stockholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any stockholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended September 30, 2008.  This request should be directed to the Corporate Secretary, NuRx Pharmaceuticals, Inc., 18 Technology, Irvine, California 92618.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 18, 2009

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  This Proxy Statement and our Annual Report on Form 10-K for the year ended September 30, 2008 are now available electronically at the following Internet address: http://www.cstproxy.com/nurxpharmaceuticals/2009.

OTHER MATTERS

The stockholders and any other persons who would like to communicate with the Board, can access the website (www.nurxpharmaceuticals.com) and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors

Kurt Brendlinger
Chairman of the Board

APPENDIX A
NOMINATING COMMITTEE CHARTER

NURX PHARMACEUTICALS, INC.

NOMINATING COMMITTEE CHARTER

May 2008

1.           Purpose

The Nominating Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of NuRx Pharmaceuticals, Inc. (the “Company”).  The purpose of the Committee is to be primarily responsible for identifying individuals qualified to serve as members of the Board of Directors and recommending to the Board the persons to be nominated by the Board as nominees for director at each annual meeting of shareholders of the Company.

2.           Membership

A.           The Board shall determine the size of the Committee, provided that the Committee shall consist of at least two members.  No member of the Committee may be an employee of the Company or any subsidiary of the Company.  Each member of the Committee must meet the qualification requirements of any applicable laws or regulations, including the rules of the requirements of the Securities and Exchange Commission (“SEC”).

B.           If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Committee, and the members of the Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C.           The Board shall appoint the members of the Committee, who shall serve at the pleasure of the Board.  Unless the Board selects a Chairperson, the members of the Committee may designate a Chairperson by majority vote.

3.           Meetings

A.           The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually.  Any member of the Committee may call a meeting.

B.           The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

C.           A majority of the total number of members of the Committee will constitute a quorum at all Committee meetings.

D.           The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee.  The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E.           The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F.           The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.  The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

A-1

4.           Authority and Responsibilities of the Committee

The Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A.           Review the appropriateness of the size and composition of the Board, giving due consideration to such factors as the business experience and expertise of each Board member, and make recommendations to the Board as it deems appropriate.

B.           Identify qualified individuals to be recruited for service on the Board.

C.           Consider candidates for Director recommended by the Company’s shareholders, subject to the shareholders having followed procedures established from time to time by the Committee for this purpose.

D.           Recommend to the Board persons to be nominated by the Board to be directors at each annual meeting of shareholders of the Company.

E.           Assess the adequacy of the Committee's charter and recommend changes to the Board it deems desirable.

F.           Retain, at the Company’s expense, counsel, consultants and other advisers.

G.           Perform any other duties delegated to the Committee by the Board of Directors.

H.           Have unrestricted access to the Company’s counsel, officers and employees for purposes related to the Committee’s activities under this Charter.

I.           Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

A-2

APPENDIX B
COMPENSATION COMMITTEE CHARTER

NURX PHARMACEUTICALS, INC.

COMPENSATION COMMITTEE CHARTER

May 2008

1.	Purpose

The Compensation Committee is a committee of the Board of Directors (the “Board”) of NuRx Pharmaceuticals, Inc. (the “Company”).  The principal purposes of the Compensation Committee are: (i) to discharge the Board’s responsibilities relating to determining and approving the goals, objectives and the compensation structure for the Executive Officers; (ii) review the performance of the Executive Officers; and (iii) review the Company’s management resources, succession planning and development activities.

For purposes of this Charter, the Executive Officers of the Company are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President and any Senior Vice President of the Company, and the Chief Executive Officer of any direct or indirect operating subsidiary of the Company.

2.	Membership

A.           The Board shall determine the size of the Compensation Committee, provided that the Compensation Committee shall consist of at least two directors.  No member of the Compensation Committee may be an employee of the Company or any subsidiary of the Company. Each member of the Compensation Committee must meet the qualification requirements of any applicable laws or regulations, including the rules and requirements of the Securities and Exchange Commission (“SEC”).

B.           If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Compensation Committee, and the members of the Compensation Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C.           Members of the Committee and the Committee Chairperson shall be appointed by and may be removed by the Board at its discretion.

3.	Meetings

A.           The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually.  Any member of the Committee may call a meeting.

B.           The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

C.           A majority of the total number of members of the Committee will constitute a quorum at any Committee meeting.

D.           The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee.  The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E.           The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F.           The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.  The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

4.	Authority and Responsibilities of the Committee

The Compensation Committee shall have overall responsibility for developing, approving and administering the Company’s executive compensation structure, agreements, plans and programs.  The Committee’s objective is to provide compensation to the Executive Officers in such a manner that will attract and retain the best personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide incentives for such persons to perform to the best of their abilities for the Company and its subsidiaries.  The Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A.           Review and approve the Company’s compensation philosophy and objectives and annual and long-term performance goals for the Executive Officers.

B.           Annually review and evaluate the performance and compensation of the Executive Officers and provide a report thereon to the Board that may include recommended changes to the Company’s compensation plans.

C.           Review and approve all employment agreements, severance agreements, change in control agreements, stock option agreements, salary, bonus, and other compensation agreements with Executive Officers.

D.           Review and determine the amount and form of total compensation for the Executive Officers, subject to the terms of any long-term employment agreements that may have been entered into with such persons.

E.           Advise the Executive Officers and outside consultants that they are expected to provide the Committee with timely notice of significant executive and management development issues.

F.           Evaluate, select and replace executive compensation advisors and executive search firms.

G.           The Committee shall have the sole authority to approve related fees and retention terms of consultants or advisors retained by the Committee.

H.           Review and recommend the compensation of non-employee directors, including without limitation, annual retainers, meeting fees, committee fees, committee chair fees and awards under the Company’s equity-based plans.

I.           Administer the Company’s stock option plans and other equity and cash-based plans for directors, officers and other key employees by, among other things, (i) recommending stock option plans and other equity and cash-based incentive plans for adoption by the Board and, if required by applicable law, by the Company’s stockholders, and (ii) granting awards under such plans or recommending awards for approval by the Board.

J.           Annually report to the Board on share usage, dilution and proxy disclosures for equity-based plans.

K.           Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

L.           In consultation with the Chief Executive Officer, review the talent development process within the Company to ensure it is effectively managed; the purpose of this review is to ensure that there is a sufficient pool of qualified internal candidates to fill senior and leadership positions and to identify opportunities, performance/skill gaps and next steps as part of the Company’s executive succession planning and development process.

M.           Prepare an annual report regarding executive compensation for inclusion in the Company’s proxy statement if required by SEC regulations.

N.           Conduct investigations into matters that are within the scope of the Committee’s responsibilities.

O.           Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

5.	Advisors and Funding

The Compensation Committee shall have the authority to retain independent legal counsel, independent accountants and other advisors, as it deems necessary and appropriate to carry out its duties and responsibilities hereunder.  The Company shall provide appropriate funding, as determined by the Compensation Committee, for (i) the advisors referred to in the immediately preceding sentence employed by the Compensation Committee, and (ii) payment of ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS OF
NURX PHARMACEUTICALS, INC.

This Proxy is Solicited on Behalf of the Board Of Directors.  The undersigned hereby appoints each of Kurt Brendlinger and Steven Gershick as Proxy, with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all voting shares of stock of NuRx Pharmaceuticals, Inc. held of record by the undersigned on January 15, 2009, at the Annual Meeting of Stockholders to be held on February 18, 2009, or any and all adjournments thereof.

1.  Election of Directors.  To elect the following eight (8) individuals as directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and have qualified:

Kurt Brendlinger	Dr. Harin Padma-Nathan	Dr. Parkash Gill	Sharyar Baradaran

Matt Borenzweig	Dr. Marvin Rosenthale	Dr. Carl LeBel	Dr. Rosh Chandraratna

☐	FOR ALL NOMINEES LISTED ABOVE EXCEPT AS MARKED TO THE CONTRARY	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

A STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE(S).  IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE.

[CONTINUED ON REVERSE SIDE]

2.  Ratification of Accountants.  To ratify the appointment of Gumbiner Savett, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009.

☐ For ☐ Against ☐ Abstain

3.  In its discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporation name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2009
(signature)

(signature if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
(print name of stockholder(s))